EXHIBIT 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

            THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of the 30th day of January, 2009, by and among (a) LABARGE, INC., a Delaware corporation (the “Company”), LABARGE ELECTRONICS, INC., a Missouri corporation (“LaBarge Electronics”) and LABARGE ACQUISITION COMPANY, INC., a Missouri corporation (“LaBarge Acquisition”) (individually, a “Borrower” and collectively, the “Borrowers”), (b) U.S. BANK NATIONAL ASSOCIATION and WELLS FARGO BANK, NATIONAL ASSOCIATION (individually, a “Lender” and collectively, the "Lenders") and (c) U.S. BANK NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, the “Agent”).

WITNESSETH:

            WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Loan Agreement dated as of December 22, 2008 (the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment); and

            WHEREAS, the Borrowers, the Lenders and the Agent desire to amend the Loan Agreement in the manner hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

            1.         The definition of “LIBOR Base Rate” set forth in Section 1.01 of the Loan Agreement is hereby amended effective as of December 22, 2008, to read as follows:

            “LIBOR Base Rate shall mean, with respect to the applicable Interest Period, (a) the LIBOR Index Rate for such Interest Period, if such rate is available or (b) if the LIBOR Index Rate is not available, the average of the respective rates per annum of interest at which deposits in U.S. Dollars are offered to U.S. Bank in the London interbank market by two (2) Eurodollar dealers of recognized standing, selected by U.S. Bank in its sole discretion, at or about 11:00 a.m. (London time) on the date two (2) Eurodollar Business Days before the first day of such Interest Period, for delivery on the first day of the applicable Interest Period for a number of days comparable to the number of days in such Interest Period and in an amount approximately equal to the principal amount of the LIBOR Loan to which such Interest Period is to apply.”

            2.         The definition of “LIBOR Index Rate” set forth in Section 1.01 of the Loan Agreement is hereby amended effective as of December 22, 2008, to read as follows:

            “LIBOR Index Rate shall mean, with respect to the applicable Interest Period, a rate per annum equal to the British Bankers’ Association interest settlement rates for U.S. Dollar deposits for such Interest Period as of 11:00 a.m. (London time) on the day two (2) Eurodollar Business Days before the first day of such Interest Period as published on Reuters Screen LIBOR01 Page, or if Reuters Screen LIBOR01 Page is not available, as published by Bloomberg Financial Services, Dow Jones Market Services, Telerate or any similar service selected by the Agent.”

            3.         The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Loan Agreement is hereby amended effective as of December 22, 2008, to read as follows:

            “Consolidated EBITDA shall mean, for the period in question, the sum of (a) Consolidated Net Income during such period, plus (b) to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense during such period, plus (ii) all provisions for any Federal, state, local and/or foreign income taxes made by the Company and its Subsidiaries during such period (whether paid, accrued or deferred), plus (iii) all depreciation and amortization expenses of the Company and its Subsidiaries during such period, plus (iv) any extraordinary losses during such period (including, without limitation, and whether or not such losses constitutes extraordinary losses, losses in an aggregate amount not to exceed $7,600,000.00 incurred during the fiscal year of the Company ending June 28, 2009, with respect to the write-down of certain Accounts owed to the Company by, and certain inventory manufactured or acquired by the Company specifically for, Eclipse Aviation Corporation), plus (v) any losses from the sale or other disposition of Property other than in the ordinary course of business during such period, plus (vi) any non-cash charge required to be made by the Company during such period for impairment of goodwill under U.S. Financial Accounting Standard Number 142 entitled “Goodwill and Other Intangible Assets”, minus (c) to the extent added in determining such Consolidated Net Income, the sum of (i) any extraordinary gains during such period plus (ii) any gains from the sale or other disposition of Property other than in the ordinary course of business during such period, plus (d)with respect to the four (4) consecutive fiscal quarter period of the Company ended December 28, 2008, $5,810,499.00, plus (e) with respect to the four (4) consecutive fiscal quarter period of the Company ending March 29, 2009, $4,237,033.00, plus (f) with respect to the four (4) consecutive fiscal quarter period of the Company ending June 28, 2009, $2,484,676.00 plus (g) with respect to the four (4) consecutive fiscal quarter period of the Company ending September 27, 2009, $841,716.00, all determined on a consolidated basis and in accordance with GAAP.”

            4.         Section 5.01(q) of the Loan Agreement is hereby amended effective as of December 22, 2008, to read as follows:

            “(q)      Interest Rate Protection. LaBarge Acquisition will, on or before January 31, 2009, purchase interest rate protection in the form of either an interest rate cap, an interest rate collar or an interest rate swap covering at least $22,500,000.00 of the outstanding principal amount of the LaBarge Acquisition Term Loan for a period of not less than three (3) years, which interest rate cap, interest rate collar or interest rate swap must be in form and substance satisfactory to the Agent and the Required Lenders.”

            5.         The Borrowers hereby jointly and severally agree to reimburse the Agent upon demand for all out‑of‑pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and/or execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of the Borrowers' existing credit facilities from the Lenders. All of the obligations of the Borrowers under this paragraph shall survive the payment of the Borrower's Obligations owed by any one or more of the Borrowers and the termination of the Loan Agreement.

            6.         All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. All references in the other Transaction Documents to the Loan Agreement and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

            7.         This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agent and their respective successors and assigns, except that no Borrower may assign, transfer or delegate any of its rights or obligations under the Loan Agreement as amended by this Amendment.

            8.         Each Borrower hereby represents and warrants to the Agent and each Lender that:

            (a)        the execution, delivery and performance by such Borrower of this Amendment are within the corporate powers of such Borrower, have been duly authorized by all necessary corporate action on the part of such Borrower and require no consent of, action by or in respect of, or filing, recording or registration with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

            (b)        the execution, delivery and performance by such Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the certificate or articles of incorporation or by‑laws of such Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality, authority, agency or official or any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property or assets is bound or to which such Borrower or any of its Property or assets is subject;

            (c)        this Amendment has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms;

            (d)        all of the representations and warranties made by such Borrower and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment (and for purposes of this representation and warranty, the representations and warranties made by the Company in Section 4.04 of the Loan Agreement shall be deemed to refer to the most recent financial statements of the Company and its Subsidiaries delivered to the Agent and each Lender pursuant to Section 5.01(a) of the Loan Agreement); and

            (e)        as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

            9.         In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

            10.       This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

            11.       This notice is provided pursuant to Section 432.047 R.S.Mo. As used herein, “borrower(s)” means the Borrowers, “creditor” means the Lenders and the Agent and “this writing” means the Loan Agreement as amended by this Amendment and the other Transaction Documents. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

            12.       This Amendment may be executed in any number of counterparts (including facsimile or pdf counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            13.       Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until the Agent shall have received:

            (a)        this Amendment, duly executed by each Borrower, each Lender and the Agent;

            (b)        a consent of guarantors with respect to the Revolving Credit Guaranty (which must be in form and substance satisfactory to the Agent), duly executed by each of LaBarge Electronics, LaBarge Acquisition and LaBarge/STC;

            (c)        a consent of guarantors with respect to the LaBarge Electronics Term Loan Guaranty (which must be in form and substance satisfactory to the Agent and each Lender), duly executed by each of the Company, LaBarge Acquisition and LaBarge/STC;

            (d)        a consent of guarantors with respect to the LaBarge Acquisition Term Loan Guaranty (which must be in form and substance satisfactory to the Agent and each Lender), duly executed by each of the Company, LaBarge Electronics and LaBarge/STC;

            (e)        a copy of resolutions of the Board of Directors of the Company, duly adopted, which authorize the execution, delivery and performance of this Amendment and the other Transaction Documents to which the Company is a party;

            (f)         a copy of resolutions of the Board of Directors of LaBarge Electronics, duly adopted, which authorize the execution, delivery and performance of this Amendment and the other Transaction Documents to which LaBarge Electronics is a party;

            (g)        a copy of resolutions of the Board of Directors of LaBarge Acquisition, duly adopted, which authorize the execution, delivery and performance of this Amendment and the other Transaction Documents to which LaBarge Acquisition is a party;

            (h)        an incumbency certificate, executed by the Secretary of the Company, which shall identify by name and title and bear the signatures of all of the officers of the Company executing this Amendment and/or any of the other Transaction Documents;

            (i)         an incumbency certificate, executed by the Secretary of LaBarge Electronics, which shall identify by name and title and bear the signatures of all of the officers of LaBarge Electronics executing this Amendment and/or any of the other Transaction Documents;

            (j)         an incumbency certificate, executed by the Secretary of LaBarge Acquisition, which shall identify by name and title and bear the signatures of all of the officers of LaBarge Acquisition executing this Amendment and/or any of the other Transaction Documents; and

            (k)        certificates of corporate good standing of each of the Company, LaBarge Electronics, LaBarge Acquisition and LaBarge/STC issued by the Secretary of State of the state of its incorporation.

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            IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this First Amendment to Loan Agreement as of the 30th day of January, 2009.

                                                                                    LABARGE, INC.

                                                                                    By    /S/CRAIG E. LaBARGE

                                                                                    Name:             Craig E. LaBarge

                                                                                    Title:    CEO and President

                                                                                    LABARGE ELECTRONICS, INC.

                                                                                    By        /S/CRAIG E. LaBARGE

                                                                                    Name:             Craig E. LaBarge

                                                                                    Title:    President

                                                                                    LABARGE ACQUISITION COMPANY, INC.

                                                                                    By        /S/CRAIG E. LaBARGE

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    President

                                                                                    U.S. BANK NATIONAL ASSOCIATION

                                                                                    By        /S/DANIEL L. TILGHMAN

                                                                                    Name:Daniel L. Tilghman

                                                                                    Title:    Vice President

                                                                                    WELLS FARGO BANK, NATIONAL

                                                                                    ASSOCIATION

                                                                                    By        /S/KEVIN L. HANDLEY

                                                                                    Name:             Kevin L. Handley

                                                                                    Title:    Vice President

                                                                                    U.S. BANK NATIONAL ASSOCIATION, as Agent

                                                                                    By        /S/DANIEL L. TILGHMAN

                                                                                    Name:Daniel L. Tilghman

                                                                                    Title:    Vice President

CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in that certain First Amendment to Loan Agreement dated as of January 30, 2009, by and among (a) LaBarge, Inc., a Delaware corporation (the “Company”), LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”) and LaBarge Acquisition Company, Inc., a Missouri corporation (“LaBarge Acquisition”) (individually, a “Borrower” and collectively, the “Borrowers”), (b) U.S. Bank National Association and Wells Fargo Bank, National Association (collectively, the “Lenders”) and (c) U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”) (the "First Amendment to Loan Agreement"). Each of the undersigned hereby acknowledges and agrees that (a) the execution, delivery and performance by the Borrowers of the First Amendment to Loan Agreement will not adversely affect or impair any of its obligations to the Agent and/or any Lender evidenced by or arising under or in respect of that certain Guaranty dated as of December 22, 2008, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of the Company to the Agent and the Lenders (the "Revolving Credit Guaranty"; all capitalized terms used and not otherwise defined in this Consent of Guarantors shall have the respective meanings ascribed to them in the Revolving Credit Guaranty), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of December 22, 2008, by and among the Borrowers, the Lenders and the Agent, as amended by the First Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by the Company is jointly and severally guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the Revolving Credit Guaranty and (c) the Revolving Credit Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

            Executed as of the 30th day of January, 2009.

                                                                                    LABARGE ELECTRONICS, INC.

                                                                                    By        /S/CRAIG E. LaBARGE

                                                                                    Name:             Craig E. LaBarge

                                                                                    Title:    President

                                                                                    LABARGE ACQUISITION COMPANY, INC.

                                                                                    By        /S/CRAIG E. LaBARGE

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    President

                                                                                    LABARGE/STC, INC., Guarantor

                                                                                    By  /S/CRAIG E. LaBARGE

                                                                                    Name:  Craig E. LaBarge

                                                                                    Title:  President

CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in that certain First Amendment to Loan Agreement dated as of January 30, 2009, by and among (a) LaBarge, Inc., a Delaware corporation (the “Company”), LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”) and LaBarge Acquisition Company, Inc., a Missouri corporation (“LaBarge Acquisition”) (individually, a “Borrower” and collectively, the “Borrowers”), (b) U.S. Bank National Association and Wells Fargo Bank, National Association (collectively, the “Lenders”) and (c) U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”) (the "First Amendment to Loan Agreement"). Each of the undersigned hereby acknowledges and agrees that (a) the execution, delivery and performance by the Borrowers of the First Amendment to Loan Agreement will not adversely affect or impair any of its obligations to the Agent and/or any Lender evidenced by or arising under or in respect of that certain Guaranty dated as of December 22, 2008, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of LaBarge Electronics to the Agent and the Lenders (the "LaBarge Electronics Term Loan Guaranty"; all capitalized terms used and not otherwise defined in this Consent of Guarantors shall have the respective meanings ascribed to them in the LaBarge Electronics Term Loan Guaranty), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of December 22, 2008, by and among the Borrowers, the Lenders and the Agent, as amended by the First Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by LaBarge Electronics is jointly and severally guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the LaBarge Electronics Term Loan Guaranty and (c) the LaBarge Electronics Term Loan Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

            Executed as of the 30th day of January, 2009.

                                                                                    LABARGE, INC., Guarantor

                                                                                    By        /S/CRAIG E. LaBARGE

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    CEO and President

                                                                                    LABARGE ACQUISITION COMPANY, INC.,

                                                                                    Guarantor

                                                                                    By        /S/CRAIG E. LaBARGE

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    President

                                                                                    LABARGE/STC, INC., Guarantor

                                                                                    By        /S/CRAIG E. LaBARGE

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    President

CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in that certain First Amendment to Loan Agreement dated as of January 30, 2009, by and among (a) LaBarge, Inc., a Delaware corporation (the “Company”), LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”) and LaBarge Acquisition Company, Inc., a Missouri corporation (“LaBarge Acquisition”) (individually, a “Borrower” and collectively, the “Borrowers”), (b) U.S. Bank National Association and Wells Fargo Bank, National Association (collectively, the “Lenders”) and (c) U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”) (the "First Amendment to Loan Agreement"). Each of the undersigned hereby acknowledges and agrees that (a) the execution, delivery and performance by the Borrowers of the First Amendment to Loan Agreement will not adversely affect or impair any of its obligations to the Agent and/or any Lender evidenced by or arising under or in respect of that certain Guaranty dated as of December 22, 2008, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of LaBarge Acquisition to the Agent and the Lenders (the "LaBarge Acquisition Term Loan Guaranty"; all capitalized terms used and not otherwise defined in this Consent of Guarantors shall have the respective meanings ascribed to them in the LaBarge Acquisition Term Loan Guaranty), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of December 22, 2008, by and among the Borrowers, the Lenders and the Agent, as amended by the First Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by LaBarge Acquisition is jointly and severally guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the LaBarge Acquisition Term Loan Guaranty and (c) the LaBarge Acquisition Term Loan Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

            Executed as of the 30th day of January, 2009.

                                                                                    LABARGE, INC., Guarantor

                                                                                    By        /S/CRAIG E. LaBARGE

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    CEO and President

                                                                                    LABARGE ELECTRONICS, INC., Guarantor

                                                                                    By        /S/CRAIG E. LaBARGE

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    President

                                                                                    LABARGE/STC, INC., Guarantor

                                                                                    By        /S/CRAIG E. LaBARGE

                                                                                    Name:Craig E. LaBarge

                                                                                    Title:    President